SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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❒   Soliciting Material Pursuant to ss.240-11(c) or ss.240.14a-12

Most Home Corp.
(Name of Registrant as Specified In Its Charter as Amended)

Most Home Corp.
(Name of Person(s) Filing Proxy Statement)

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Most Home Corp.
Unit 1 - 11491 Kingston Street
Maple Ridge, British Columbia, Canada V2X 0Y6
Tel: (604) 460-7634 www.mosthome.com

March 13, 2007

Dear Stockholder:

You are cordially invited to the 2007 Annual Meeting of Stockholders of Most Home Corp., to be held on April 20, 2007, at 10:00 a.m. (local time) at Unit 1 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada.

At the meeting, you will be asked to elect five directors to the Board of Directors of the Company, and ratify the appointment of Manning Elliott LLP as independent auditors for the fiscal years ending July 31, 2006 and 2007.

Enclosed is a proxy authorizing the President and CEO of the Company to vote your shares for you if you do not attend the Annual Meeting. Whether or not you are able to attend the Annual Meeting, I urge you to complete your proxy and return it in the enclosed addressed envelope, as a quorum of the stockholders must be present at the Annual Meeting, either in person or by proxy.

I would appreciate your immediate attention to the mailing of this proxy.

/s/ Kenneth Galpin
Kenneth Galpin, President & CEO

Most Home Corp.
Unit 1 - 11491 Kingston Street
Maple Ridge, British Columbia, Canada V2X 0Y6
Tel: (604) 460-7634

NOTICE OF ANNUAL MEETING
TO BE HELD ON APRIL 20, 2007

To the Shareholders:

Notice is hereby given that an Annual Meeting of the shareholders of Most Home Corp. (the "Company") will be held at Unit 1 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada, on April 20, 2007, at 10:00 a.m. (local time), for the following purpose:

(1)   To elect five directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified.

(2)   To ratify the appointment of Manning Elliott LLP as the Company's independent auditors for the years ending July 31, 2006 and 2007.

(3)   To transact such other business as may properly come before the meeting.

The board of directors of Most Home Corp. hopes that you will find it convenient to attend the meeting in person. In any event, please mark, sign, date and return the enclosed proxy to make sure that your shares are represented at the meeting. If you attend the meeting, you may revoke the proxy you have sent in and vote your stock personally.

The Board of Directors has fixed the close of business on March 2, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of March 2, 2007, there were 33,451,462 shares of the Company's common and preferred stock which are entitled to vote at the meeting.

By Order of the Board of Directors,

/s/ Kenneth Galpin
Kenneth Galpin,
President, CEO and Director

March 13, 2007

MOST HOME CORP.
Unit 1 - 11491 Kingston Street
Maple Ridge, British Columbia, Canada V2X 0Y6
Tel: (604) 460-7634

PROXY STATEMENT

Annual Meeting of Shareholders
To Be Held On April 20, 2007

The accompanying proxy is solicited by the Board of Directors of the Company for voting at an annual meeting of shareholders to be held at Unit 1 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada, on April 20, 2007, at 10:00 a.m. (local time) and at any and all adjournments of such meeting (the "Annual Meeting"). If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the Annual Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder.

VOTING SECURITIES

Only the holders of record at the close of business on March 2, 2007, (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, the Company had 33,451,462 outstanding shares, comprising of 31,751,462 shares of common stock and 1,700,000 shares of Series A Preferred stock. Other than the common stock and Series A Preferred stock, the Company had no other class of equity securities outstanding. Each share of the common stock and Series A Preferred stock is entitled to one vote and votes may be cast either in person or by proxy. There was no other class of voting securities outstanding at that date.

VOTING PROCEDURES

The affirmative vote of a majority of the shares of the Company's common and preferred stock, present at the meeting in person or by proxy, if a quorum exists, is required to elect the directors and to approve the other proposals to come before the meeting. A quorum consists of stockholders representing, either in person or by proxy, one-third of the number of outstanding common and preferred stock entitled to vote at the Annual Meeting. Cumulative voting is not allowed in the election of directors.

Shares of the Company's common and preferred stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the Annual Meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will have the same effect as votes against the proposals to be considered at the meeting.

This Proxy Statement and the accompanying proxy are being sent on or about March 16, 2007, to stockholders entitled to vote at the Annual Meeting of Stockholders.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote for the election of the nominees listed below. It is not expected that any of the nominees will become unavailable for election as a director, but if any nominee should become unavailable for election as a director prior to the meeting, proxies will be voted for another nominee to be designated by the Board of Directors.

Directors will be elected by a plurality of the votes cast. "Plurality" means that the individuals who receive the largest number of votes are elected as Directors up to the maximum number of Directors to be chosen at the meeting. A properly executed proxy marked "withhold" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. An abstention, broker non-vote or instructions on the proxy card to withhold a vote will have no effect on the outcome in the election of directors.

Certain information concerning the past and present principal occupations of the Company's nominees follows:

Name	Age	Present position with the Company
Kenneth Galpin	48	CEO, President and a Director
Ken Landis (1)(2)	50	Director
George Shahnazarian (1)(2)	48	Secretary and a Director
David Smalley (2)	46	Director
David Woodcock (1)(2)	75	Director and Chairman of the Board

(1) Member of Audit Committee.

(2) Member of Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS LISTED ABOVE.

Kenneth Galpin has been the Company's CEO, President and a director since September 2000, and is the sole director and CEO of Most Referred Real Estate Agents Inc. Prior to his association with the Company Mr. Galpin was President of Beacom Online Systems Inc. from February 1998 to present. Mr. Galpin was also V.P. of MacDonald Capital from March 1995 to December 1996.

Ken Landis has been a director of Most Home Corp. since December 2000. For the past five years Mr. Landis has been the owner of Landmark Truss and Lumber Inc., an integrated manufacturer for the wood and building industry, supplying trusses to the building industry in Canada, the Western United States and the Pacific Rim. After 20 years in the construction industry, Ken Landis has made a change in early 2007 to become a commercial real estate broker. Ken has joined a gas station/car wash brokerage group in Southern California and is managing the investment group and sales force.

George Shahnazarian has been the Company's Corporate Secretary since September 2000 and has been a director of Most Home since May 2005. Prior to his association with the Company, Mr. Shahnazarian was CFO and part owner of M.G.A. Connectors in Maple Ridge, B.C. from 1985 to 2004. In May of 2004, M.G.A. Connectors was sold to Simpson Strongtie in the U.S. and Mr. Shahnazarian was retained as a Controller of its Canadian operations.

David Smalley has been a director of Most Home since May 2005. Mr. Smalley is a partner at Fraser and Company LLP where he practices corporate and securities law in Vancouver, B.C. Mr. Smalley was called to the Law Society of British Columbia in 1989. He received a Bachelor of Law degree from the University of British Columbia in 1988. He is a director of Extreme CCTV Inc., a TSX listed company.

David Woodcock has been a director and chairman of the board of Most Home Corp. since December 2000. Since 1990 Mr. Woodcock has been the Managing Director of Harrell, Woodcock and Linkletter, an international consulting firm that assists corporations in the development and implementation of marketing plans.

Officers

Certain information concerning the past and present principal occupations of the Company's officers who are not nominees follows:

Michael Schutz has been Chief Financial Officer of the Company since April, 2006. He is a Chartered Accountant in good standing with the Institute of Chartered Accountants of British Columbia. From November 2004 to March 2006, Mr. Schutz was Regional Controller, Western Canada, with Waste Services (CA) Inc. From December 2003 to November 2004, Mr. Schutz was Controller, BC Southern Interior, with Waste Management of Canada Corporation, and from September 2000 to December 2003, Mr. Schutz was working as a Chartered Accountant with KPMG LLP of Vancouver, British Columbia.

Jim Secord has been V.P. Corporate Development of the Company since January 2006. He is also president of our wholly-owned subsidiary, Most Home Technologies Corp., since May 2005, which merged into Most Home Real Estate Services Inc. in July 2006. Previously, Mr. Secord worked on a consulting basis with the Company since October, 2003. Prior to joining Most Home, Mr. Secord was V.P. of Technology for First American MLS Solutions Inc. (formerly Interealty), creating award winning software applications for sales professionals.

Board Meetings

The Board of Directors held 8 meetings during the Company's fiscal year ended July 31, 2006. None of the directors attended less than 75% of the meetings. Other actions by the Board during the year were conducted by resolutions adopted by unanimous written consent. The Board meets on an as needed basis.

Directors Independence

The Board of Directors has analyzed the independence of each director and nominee and has determined that the following directors meet the standards of independence under the Nasdaq listing standards, including that each member is free of any relationship that would interfere with his individual exercise of independent judgment: Messrs. Woodcock and Landis. Mr. Galpin is an employee, Mr. Shahnazarian, is an officer of the Company, and Mr. Smalley is a partner of a law firm that received compensation from the Company for the provision of legal services.

Committees

No Nominating Committee

The Company does not have a standing nominating committee or formal procedure for nomination of directors. All members of the Board of Directors participate in the consideration of director nominees. The Board does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors believes that a policy is not necessary because the directors have access to a sufficient number of excellent candidates from which to select a nominee when a vacancy occurs on the Board. Individual directors will generally recommend candidates for consideration by the Board. The Board generally seeks candidates with a broad business background and who may also have a specific expertise in such areas as ecommerce, online marketing, contact-center operations, technology, real estate, law, accounting, banking or investment banking.

The Board of Directors currently has an Audit Committee and a Compensation Committee.

Audit Committee

The Audit Committee currently consists of David Woodcock, Chairman, Ken Landis and George Shahnazarian. Except for Mr. Shahnazarian, who is an officer of the Company, all are independent within the meaning of the Nasdaq listing standards. During the fiscal year ended July 31, 2006, the Audit Committee held 5 meetings. All of our Audit Committee members attended the meeting. The Audit Committee has not adopted a charter. The functions of the Audit Committee includes nominating the independent auditors for appointment by the Board; meeting with the independent auditors to review and approve the scope of their audit engagement; providing input, feedback and direction regarding the finances of the Company. The Audit Committee will collaborate at the end of each quarter to review, discuss and approve each 10-QSB and the annual 10-KSB. The Audit Committee also communicates with the independent auditors as needed.

Our Board of Directors has determined that Mr. Shahnazarian is a committee financial expert and is worthy of being on the audit committee.

Audit Committee Report

Our Committee has reviewed and discussed with management of the Company and Manning Elliott LLP ("Manning"), the independent auditors of the Company, the audited financial statements of the Company as of July 31, 2006 (the "Audited Financial Statements"). In addition, we have discussed with Manning the matters required by Codification of Statements on Auditing Standards No. 61, as amended, "Communication with Audit Committees".

Manning has provided the Committee with the letter required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees", and we have discussed with such firm its independence from the Company. We also have discussed with management of the Company and Manning such other matters and received such assurances from them as we deemed appropriate.

Based on the reviews and discussions described above, and a review of the reports of Manning with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors that the Audited Financial Statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2006 for filing with the SEC, and selected Manning as the independent registered public accounting firm for fiscal year 2007.

Audit Committee David Woodcock Ken Landis George Shahnazarian

Compensation Committee

The Compensation Committee of our Board of Directors was formed in May 2005 and has overall responsibility for evaluating and approving the compensation and benefits for our executive officers, and administering our stock purchase and stock option plans. The Compensation Committee is composed of David Woodcock, Ken Landis, George Shahnazarian and David Smalley. Messrs. Shahnazarian and Smalley are not independent within the meaning of the Nasdaq listing standards. Mr. Woodcock serves as the chair of the Compensation Committee. During the fiscal year ended July 31, 2006, the Compensation Committee held one meeting. All of our Compensation Committee members attended the meeting.

Communications with the Board of Directors

Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Company's Board of Directors at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no party is specified, the communication will be forwarded to the entire Board of Directors. The communication will not be screened and will be forwarded unopened to the intended recipient. Shareholder communications to the Board of Directors should be sent to:

Attention: Board of Directors
Most Home Corp.
Unit 1 - 11491 Kingston Street
Maple Ridge, British Columbia, Canada V2X 0Y6

Information Regarding Beneficial Ownership of Principal Shareholders, Directors and Management

The following table sets forth certain information as of March 2, 2007 concerning the common stock owned by each officer, director and nominee of the Company, and each other person known to the Company to be the beneficial owner of more than five percent of the Company's common stock. Unless otherwise indicated, the address for each listed stockholder is c/o Most Home Corp., Unit 1 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada V2X 0Y6.

Name and Address	Shares Owned	(1)	Percentage
Kenneth Galpin	2,322,051	(2)	7.1%
Ken Landis	3,216,987	(2)(3)	9.9%
George Shahnazarian	2,996,109	(2)(4)	9.2%
David Smalley	275,000		0.9%
David Woodcock	482,500		1.5%
Michael Schutz	105,000		0.3%
Jim Secord	29,050		0.1%
Andrew Hoff Milwaukee, WI	10,785,714		30.4%
William G. Spears New York, NY	4,312,500		13.6%
Khachik Toomian Sherman Oaks, CA	4,010,167		12.6%
William Coughlin Mission, BC	1,414,183	(4)	4.3%
Carole Coughlin Mission, BC	776,665	(4)	2.4%
Cede & Co New York, NY	11,910,982		37.5%
All officers and directors as group (7 persons)	6,833,123		19.5%

Footnote (1)      Includes shares issuable to the following persons upon the exercise of options or warrants or upon the exchange of the Company's Series A Preferred stock:

Name	Shares Issuable Upon Exercise of Options or Warrants	Option or Warrant Exercise Price	Expiration Date of Option or Warrant	Shares Issuable Upon Exchange of Series A Preferred Stock
Kenneth Galpin	375,000 300,000 60,264	$0.30 $0.60 $0.56	11/05/07 11/16/07 04/10/10	-

Name	Shares Issuable Upon Exercise of Options or Warrants	Option or Warrant Exercise Price	Expiration Date of Option or Warrant	Shares Issuable Upon Exchange of Series A Preferred Stock
Ken Landis	375,000 300,000 100,000 75,000	$0.30 $0.60 $0.35 $0.56	11/05/07 11/16/07 08/16/09 04/10/10	-
George Shahnazarian	375,000 300,000 100,000 141,456	$0.30 $0.60 $0.35 $0.56	11/05/07 11/16/07 08/16/09 04/10/10	-
David Smalley	75,000 99,000 100,000	$0.324 $0.35 $0.56	07/28/07 08/16/09 04/10/10	-
David Woodcock	300,000 100,000 75,000	$0.60 $0.35 $0.56	11/16/07 08/16/09 04/10/10	-
Michael Schutz	35,000	$0.75	10/03/09	-
Jim Secord	0	n/a	n/a	-
Andrew Hoff	3,720,237	$0.33 to $0.60	10/20/08 to 02/09/10	-
William Coughlin	-	-	-	1,164,183
Carole Coughlin	-	-	-	535,817

Footnote (2)      The number of shares owned and the percentage ownership of Kenneth Galpin, George Shahnazarian and Ken Landis includes 1,296,787 shares owned by 612559 B.C. Ltd.  Kenneth Galpin, George Shahnazarian and Ken Landis are the sole directors, officers and controlling persons of 612559 B.C. Ltd.

The shareholders of 612559 B.C. Ltd. are as follows:

Name	% Ownership
Kenneth Galpin	20.1%	*
George Shahnazarian	2.0%
George Shahnazarian	20.1%	*
David Woodcock	3.35%	*
KJS Ventures Ltd.	25.0%	(3)
Non-affiliates of Most Home	29.45%
	100%

    * Share ownership is through MarketU Communications, Ltd.

Footnote (3)      Includes 604,000 shares registered in the name of KJS Ventures Ltd., and 50,000 shares registered in the name of Mid-Valley Truss, Inc.  Mr. Landis controls KJS Ventures Ltd. and Mid-Valley Truss, Inc. and is therefore considered to be the beneficial owner of the shares.

Footnote (4)      William Coughlin is the husband of Carole Coughlin.  Carole Coughlin has sold 69,289 shares to George Shahnazarian but Ms. Coughlin is still registered holder over such shares.  The number of shares owned and the percentage ownership of Mr. Shahnazarian does not include the 69,289 shares.  The number of shares owned and the percentage ownership of Ms. Coughlin includes the 69,289 shares.  The number of shares owned and the percentage ownership of Ms. Coughlin includes the 69,289 shares.

Information Regarding Executive Compensation

The following table sets forth in summary form the compensation received by (i) the Chief Executive Officer of the Company and (ii) by each other executive officer of the Company who received in excess of $100,000 during the fiscal years ending July 31, 2004, July 31, 2005 and July 31, 2006. For the year ended July 31, 2006, the salary and bonus of Jim Secord, the President of our subsidiary, Most Home Technologies, exceeded $100,000. The following table provides a summary of compensation earned by our CEO for the fiscal years ended July 31, 2006, 2005 and 2004, and by Mr. Secord for the fiscal year ended July 31, 2006.

Name and Principal Position	Fiscal Year	Salary (1)	Bonus (2)	Other Annual Compen- sation (3)	Restricted Stock Awards (4)	Options Granted (5)
Kenneth Galpin, CEO and President	2006 2005 2004	$117,000 $75,000 $64,000	$26,000 $0 $0	$0 $0 $0	$0 $0 $0	160,264 300,000 375,000
Jim Secord President of Most Home Real Estate Services Inc.	2006	$117,000	$0	$0	$0	75,000

(1) The dollar value of base salary (cash and non-cash) received.

(2) The dollar value of bonus (cash and non-cash) received.

(3) Any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property.

(4) The value of the shares of the Company's common stock issued as compensation for services.

(5) The shares of common stock to be received upon the exercise of all stock options granted during the fiscal years shown in the table.

The following shows the amounts the Company expects to pay its officers during the year ending July 31, 2007 and the time the Company's executive officers plan to devote to the Company's business. The Company does not have employment agreements with any of its officers.
Name	Proposed Compensation	Time to be Devoted To Company's Business
Kenneth Galpin Jim Secord Michael Schutz	$10,467 per month $9,730 per month $7,369 per month	100% 100% 100%

Compensation Pursuant to Stock Options

Options Granted During Fiscal Year Ending July 31, 2006

The following table sets forth information concerning the options granted, during the 12 months ended July 31, 2006, to the Company's officers and directors.

Name	Date of Grant	Options Granted (#)	% of Total Options Granted to Employees Officers & Directors In Fiscal Year	Exercise Price Per Share	Expiration Date
Ken Galpin	4/10/06 4/10/06	100,000 60,264	6.6% 4.0%	$0.56 $0.56	4/10/09 4/10/10
Ken Landis	8/16/05 4/10/06	100,000 75,000	6.6% 4.9%	$0.35 $0.56	8/16/09 4/10/10
George Shahnazarian	8/16/05 4/10/06	100,000 75,000	6.6% 4.9%	$0.35 $0.566	8/16/09 4/10/10
Jim Secord	4/10/06	75,000	4.9%	$0.56	4/10/09
Michael Schutz	4/10/06	10,000	0.6%	$0.56	4/10/09
David Woodcock	8/16/05 4/10/06	100,000 75,000	6.6% 4.9%	$0.35 $0.56	8/16/09 4/10/10
David Smalley	8/16/05 4/10/06	100,000 100,000	6.6% 6.6%	$0.35 $0.56	8/16/09 4/10/10

Option Exercises and Option Values

The following table provides information on option exercises during the 12 months ended July 31, 2006, by the Company's officers and directors, and the value of such officers and directors' unexercised options at July 31, 2006.

Name	Shares Acquired on Exercise (1)	Value Realized (2)	Number of Securities Underlying Unexercised Options at July 31, 2006 Exercisable/ Unexercisable (3)			Value of Unexercised In-the-Money Options at July 31, 2006 Exercisable/ Unexercisable (4)
Kenneth Galpin	300,000	$180,000	735,264	/	100,000	$203,142	/	$16,000
Jim Secord	-	-	-	/	75,000	$0	/	$12,000
Michael Schutz	-	-	-	/	10,000	$0	/	$1,600
David Smalley	1,000	$50	99,000	/	100,000	$36,630	/	$16,000
George Shahnazarian	300,000	$123,000	841,000	/	75,000	$241,133	/	$12,000
David Woodcock	30,000	$27,300	400,000	/	75,000	$73,000	/	$12,000
Ken Landis	300,000	$150,000	775,000	/	75,000	$230,500	/	$12,000

(1)   The number of shares received upon exercise of any options.

(2)   With respect to options exercised the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3)   The total number of unexercised options held as of July 31, 2006, separated between those options that were exercisable and those options that were not exercisable.

(4)   Value is based on the closing price of the Company stock on July 31, 2006.

Long Term Incentive Plans - Awards in Last Fiscal Year

None.

Employee Pension, Profit Sharing or Other Retirement Plans

The Company does not have an active defined benefit, pension plan, profit sharing or other retirement plan, although the Company may adopt one or more of such plans in the future.

Indemnification

Our Bylaws and sections 78.7502 and 78.751 of the Nevada Revised Statutes provide for indemnification of our officers and directors in certain situations where they might otherwise personally incur liability, judgments, penalties, fines and expenses in connection with a proceeding or lawsuit to which they might become parties because of their position with the Company. We have authorized the indemnification of our officer and director to the full extent available under the Nevada Revised Statutes.

To the extent that indemnification may be related to liability arising under the Securities Act, the Securities and Exchange Commission takes the position that indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Compensation of Directors

Standard Arrangements. The Company does not pay its directors for attending meetings of the Board of Directors. The Company has established a director compensation arrangement pursuant to which directors of the Company are eligible for up to 100,000 stock options for each term of active service. While the arrangement exists, there is no mandatory requirement by the Company to issue such options to any director and any such issuance must be approved by the acting Board of Directors.

Other Arrangements. Except as disclosed elsewhere in this report, no other director of the Company received any form of compensation from the Company during the year ended July 31, 2006. The same level of compensation is projected for fiscal 2006.

Employment Contracts

We have not entered into any employment contracts with any of our named executed officers or our other executive officers and directors.

Certain Relationships and Related Transactions

On April 28, 2000 the Company acquired all of the issued and outstanding shares of Home Finders Realty Ltd. and Most Referred Real Estate Agents Inc. (collectively doing business as Most Referred(R)) in exchange for (i) 4,500,000 shares of the Company's Series A Preferred stock and (ii) 4,500,000 preferred shares in a wholly owned subsidiary of the Company which was formed for the sole purpose of facilitating the acquisition of Most Referred(R).

The preferred shares of the Company and the Company's subsidiary together may be exchanged for 4,500,000 shares of the Company's common stock, at the holder's option. Each share of the Company's Series A Preferred stock is entitled to one vote on all matters submitted to a vote of the Company's shareholders. The Series A Preferred shares are not entitled to any dividends or any distributions upon the liquidation of the Company.

During 2001 and 2002, 1,628,441 Series A Preferred shares were converted into shares of the Company's common stock. In January 2005 and 2006, 1,000,000 and 171,559 Series A Preferred shares were converted into the Company's common stock, respectively.

The following table shows the shares of the Company's common stock which Mr. and Mrs. Coughlin are entitled to receive upon conversion of the balance of the Series A Preferred shares, as of July 31, 2006.

	Series A Preferred Shares	Preferred Shares of Subsidiary	Shares of Company's Common Stock Issuable Upon Exchange
William Coughlin	1,164,183	1,164,183	1,164,183
Carole Coughlin	535,817	535,817	535,817
Total	1,700,000	1,700,000	1,700,000

612559 B.C. Ltd. acquired the voting rights to 1,700,000 Series A Preferred shares from Mr. and Mrs. Coughlin pursuant to an option agreement signed in January 2005, and an option to acquire the said shares at a price that ranges from $0.60 to $1.05 per share. The option agreement expired on January 31, 2007 and has not been renewed.

Kenneth Galpin, George Shahnazarian and Ken Landis are directors and officers of 612559 B.C. Ltd. Messrs. Galpin, Landis and Shahnazarian are also directors of Most Home, and Messrs. Galpin and Shahnazarian are officers of Most Home. Mr. Toomian, a shareholder beneficially owning more than 10% of the Company's outstanding stock, is a business associate of Mr. Shahnazarian. Mr. Toomian, together with Messrs. Shahnazarian, Galpin and Landis, on behalf of 612559 B.C. Ltd. have an understanding (but not a written agreement) that they will vote, at shareholders meetings, for the same directors of Most Home and any matters proposed at the shareholders meetings, to accomplish the same business ends.

During the fiscal year ended July 31, 2006, the Company reimbursed Fraser and Company LLP for the provision of legal services, of which our director David Smalley is a partner.

On August 22, 2005, director George Shahnazarian exercised his stock options, paid $60,000 and acquired 300,000 shares at $0.20 per share from the Company. In October 2005, the Company and Mr. Shahnazarian agreed to unwind the exercise of options, Mr. Shahnazarian agreed to return the shares to the Company for cancellation and the Company agreed to return the money to Mr. Shahnazarian and reinstated the options to Mr. Shahnazarian. On November 16, 2005, Mr. Shahnazarian returned the stock to the Company for cancellation.

On August 22, 2005, director David Woodcock exercised his stock options, paid $54,000 and acquired 270,000 shares at $0.20 per share from the Company. In October 2005, the Company and Mr. Woodcock agreed to unwind the exercise of options, Mr. Woodcock agreed to return the shares to the Company for cancellation and the Company agreed to return the money to Mr. Woodcock and reinstated the options to Mr. Woodcock. On November 4, 2005, Mr. Woodcock delivered the stock to the Company for cancellation.

Between November 2005 and April 2006, the Company sold a total of 6,190,477 common shares at a price of $0.30 - $0.50 per share (and 3,095,238 share purchase warrants) to Andrew Hoff, an accredited investor and a owns over 10% of the Company's shares. From this issuance of securities, the Company received $1,264,286 from Mr. Hoff, and accordingly paid $63,214 as finders fee. On October 3, 2006, the Company sold another 500,000 shares (and 250,000 share purchase warrants) to Mr. Hoff, and received $250,000 and paid $12,500 as a finders' fee. The Company paid Mr. Hoff $6,027 as interest for advancing the subscription proceeds to the Company in July 2006, interest accrued at 10% per annum until the securities were issued.

On August 1, 2006, director Ken Galpin exercised his stock options, paid $50,000 and acquired 250,000 shares at $0.20 per share from the Company. The options expire on August 1, 2006. There is uncertainty in the Option Plan concerning the exact expiry time of the options and the directors of the Company recognized the expiry time of the options to be 11:59 p.m. on August 1, 2006 and approved of Mr. Galpin's exercise of options.

In October 2006, the Company sold 70,000 common shares at a price of $0.50 per share (and 35,000 share purchase warrants) to Michael Schutz, CFO of the Company. Mr. Schutz paid $35,000 for the securities. The Company paid Mr. Schutz $527 as interest for advancing the subscription proceeds to the Company in August 2006, interest accrued at 10% per annum until the securities were issued.

On November 1, 2006, the Company extended by 12 months the expiry date of 1,263,000 stock options held by three directors (Ken Galpin, Ken Landis and George Shahnazarian) and two employees. The options originally had an expiry date of November 5, 2006, with the extension the options had an expiry date of November 5, 2007.

In December 2006 and January 2007, the Company loaned a total of US$25,975 (equivalent of CAD$30,000) from George Shahnazarian, a director of the Company, and another US$7,000 from the son of Ken Landis, a director of the Company. The loans accrue interest at a rate of 10% per annum, are secured by a promissory note and repayable on demand.

On January 24, 2007, the Company extended by six months the expiry date of 300,000 share purchase warrants held by David Smalley, a director of the Company, and his partners. The warrants originally had an expiry date of January 28, 2007, with the extension the warrants now have an expiry date of July 28, 2007.

Loans

In October 2000, the Company loaned $81,633 to 612559 B.C. Ltd., a private company controlled by Kenneth Galpin, George Shahnazarian and Ken Landis as part of a subscription to purchase 544,218 common shares in the Company. 612559 B.C. Ltd. delivered a promissory note to the Company in exchange. The promissory note accrues interest at the rate of 7.5% per annum, is payable on demand and is not secured. As at March 2, 2007, the loan balance under the promissory note is $23,413.74.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% or greater shareholders of the Company ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership of equity securities of the Company (Form 4 and Form 5) and to provide copies of all such forms as filed to the Company. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that certain reports were not required, during the fiscal year ended July 31, 2006, the Reporting Persons have complied with all applicable Section 16(a) filing requirements, except as follows:

Kenneth Galpin was late in filing one reports concerning two transactions. Ken Landis was late in filing three reports concerning four transactions. George Shahnazarian was late in filing two reports concerning four transactions. David Smalley, William Spears and Jim Secord were each late in filing one report concerning one transaction. David Woodcock was late in filing two reports concerning two transactions. Michael Schutz was late in filing two reports concerning one transaction. Scott Munro was late in filing two reports concerning two transactions.

We do not know whether reports have been filed by any other beneficial owners as required by Section 16(a) of the Exchange Act during the period covered by this report.

PROPOSAL NO. 2
INDEPENDENT PUBLIC ACCOUNTANTS

Changes in Independent Public Accountant

On April 18, 2006, the Company received the resignation of its independent accountant and auditor, KPMG LLP. On the same day Manning Elliott LLP, Chartered Accountants ("Manning Elliott") has agreed to act as the Company's independent auditors.

KPMG's reports on the annual financial statements of the Company for the two fiscal years ending July 31, 2005 and 2004 do not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles except that KPMG's report on the financial statements as of and for the years ended July 31, 2005 and 2004 contained a separate paragraph stating:

"The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

For the fiscal years ended July 31, 2005 and 2004 and for the interim period to April 18, 2006, we have had no disagreements with KPMG, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

We did not consult with Manning Elliott, our new independent auditors, regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements and no advice, written or oral, was provided by Manning Elliott that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue.

Principal Accounting Firm Fees

The fees billed to the Company for the fiscal years ending July 31, 2005 and 2006 by KPMG LLP and its affiliates were as follows.

Year ending July 31	2006	2005
Audit Fees	$Nil	$82,258
Audit Related Fees	$Nil	$5,322
Tax Fees	$Nil	$7,742

The fees billed to the Company for the fiscal year ending July 31, 2006 by Manning Elliott LLP and its affiliates were as follows.

Year ending July 31	2006
Audit Fees	$16,987
Audit Related Fees	$Nil
Tax Fees	$Nil

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Each year, the Audit Committee approves the terms on which the independent auditor is engaged for the ensuing fiscal year. The Committee reviews and, if appropriate, pre-approves services to be performed by the independent auditor. During the fiscal year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval, if appropriate, before engaging the independent auditors.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Ratification Of Appointment Of Independent Auditors

The Board of Directors of the Company appointed Manning Elliott LLP as independent auditors of the Company for the years ending July 31, 2006 and July 31, 2007. Manning Elliott LLP has served as the Company's independent auditors since April 18, 2006. Although stockholder ratification of the selection of Manning Elliott is not required, the Board considers it desirable for stockholders to pass upon the selection of auditors, and recommends that stockholders vote for ratification of such appointment.

The Company has been advised by Manning Elliott that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent chartered accountants and clients.

It is not expected that a representative of Manning Elliott will be present at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MANNING ELLIOTT LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2006 AND 2007.

PROPOSALS FOR 2008 ANNUAL MEETING

Any proposal which a stockholder wishes to have presented at the 2008 Annual Meeting of Stockholders, must be received at the office of the Company by November 10, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set forth in this Proxy Statement, none of the directors or senior officers of the Company, who has held the position at any time since the beginning of the last completed fiscal year of the Company, nor any proposed nominee of the Management of the Company for election as a director of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon at the Meeting (other than the election of directors or the appointment of auditors and any interest from the ownership of shares of the Company where the shareholder received no extra or special benefit or advantage not shared on a pro rata basis by all holders of shares in the capital of the Company).

ANNUAL REPORT ON FORM 10-KSB - INCORPORATION BY REFERENCE

The Company's audited financial statements and management's discussion and analysis for the fiscal year ended July 31, 2006, included in the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2006, are hereby incorporated by reference and a copy of the Form 10-KSB is enclosed with this proxy statement.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

MOST HOME CORP.
PROXY - ANNUAL MEETING OF STOCKHOLDERS - APRIL 20, 2007

This Proxy is Solicited by the Board of Directors

The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Annual Meeting of Stockholders, to be held on April 20, 2007, at 10:00 a.m. local time, at Unit 1 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada, a Proxy Statement for the Annual Meeting, and the Annual Report on Form 10-KSB for the year ended July 31, 2006, prior to the signing of this Proxy card. The undersigned stockholder hereby appoints KENNETH GALPIN and GEORGE SHAHNAZARIAN, and each of them, the true and lawful attorneys and proxies, with full powers of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all the shares of stock of the Company which the undersigned would be entitled to vote if personally present at said Annual Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

	For	Withhold	For All Except

Proposal 1: Election of five directors to serve on the Board of Directors, until the next annual election or until their successors are elected and qualified.

Nominees: Kenneth Galpin, Ken Landis, George Shahnazarian,
                 David Smalley, and David Woodcock

	❒	❒	❒

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "for all except" and write that nominee's name in the space provided below:

__________________________________________________________________________

	For	Against	Abstain
Proposal 2: Ratification of the appointment of Manning Elliott LLP as the Company's independent auditors for the fiscal years ending July 31, 2006 and 2007.	❒	❒	❒
In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other business as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL OF THE NOMINEES NAMED IN PROPOSAL 1 AND PROPOSAL 2.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. All of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

Return this Proxy by mailing to: Unit 1 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada V2X 0Y6
or faxing to: (604) 460-7658.

Dated this _______ day of _____________________, 2007.

____________________________________________
Signature

____________________________________________
Print Name of Shareholder

____________________________________________
Print office or title held, if applicable

____________________________________________ Signature, if held jointly ____________________________________________ Print Name of Joint Shareholder